UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2018

CEMTREX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19 Engineers Lane
Farmingdale, New York	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Cemtrex, Inc.

March 23, 2018

Item 1.01.	Entry into a Material Definitive Agreement

On March 23, 2018, in a private resale transaction, Cemtrex purchased 7,284,824 shares of common stock and a warrant to purchase an additional 1,500,000 shares of common stock of Vicon Industries, Inc. (NYSE American: VII), a global producer of video management systems for use in security, surveillance, safety and communication applications, from former Vicon Industries shareholder NIL Funding Corporation, pursuant to the terms of a Securities Purchase Agreement. Cemtrex’s purchase of the Vicon Industries common stock and warrant resulted in its beneficial ownership of approximately 46% of the outstanding shares of common stock of Vicon Industries. Cemtrex purchased the shares of common stock and warrant of Vicon Industries in exchange for 1,012,625 shares of Cemtrex common stock. Under the Securities Purchase Agreement, Cemtrex agreed to file a registration statement with the Securities and Exchange Commission and to use its commercially reasonable efforts to cause such registration statement to become effective with respect to the resale of the Cemtrex common stock. For additional information on the terms of the transaction, reference is made to the Securities Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein in its entirety.

Following the closing of the transaction, Saagar Govil, Cemtrex’s Chairman and Chief Executive Officer, and Aron Govil, Cemtrex’s Executive Director, joined the Vicon Industries Board of Directors and Saagar Govil assumed the position of Chief Executive Officer of Vicon Industries.

On March 22, 2018, prior to Cemtrex’s stock acquisition date, the Board of Directors of Vicon Industries approved Cemtrex’s purchase of the Vicon Industries stock.

A copy of the press release related to the closing of the transaction is attached as Exhibit 99.1 to this report.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The disclosure set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference. The shares of Common Stock issued by Cemtrex under the Securities Purchase Agreement were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated March 23, 2018, by and between Cemtrex, Inc. and NIL Funding Corporation.

99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEMTREX, INC.

Date: March 26, 2018	By:	/s/ Saagar Govil
Saagar Govil
Chairman, President and Chief Executive Officer